October 2014 Allergan An Assessment of Valeant Pharmaceuticals International, Inc. Performance Exhibit 99.1

Important Information
Certain information contained in this presentation regarding Valeant Pharmaceuticals International, Inc. (“Valeant”) is
taken directly from information publicly disclosed by Valeant and we do not make any representations or warranties, either express or implied, with respect to such information’s accuracy or completeness. In addition, certain other information contained in this presentation is based on publicly available sources as of the date of this presentation, and while we have no reason to believe that such information is not accurate, we can provide no such assurances with respect thereto. The information in this presentation represents the opinions of Allergan and investors and stockholders should make their own independent investigations of the matters referenced in this presentation and draw their own conclusions.

When Analyzing Valeant’s Q3’14 Performance, We
Believe Investors Should Question:
• Organic growth rates and the quality and thoroughness of the data that Valeant presents
• The lack of comprehensive product level disclosure including impact of alternative fulfillment channels
• Why do many of Valeant’s products appear to lose market share?
• The sustainability of Valeant’s price increases, which by their own admission, account for a significant portion of the company’s growth
• Are Valeant’s stated Q3’14 growth rates positively affected by a weak Q3’13 and are they reflective of the company’s true performance going forward?
• Is Valeant’s B&L reporting (for comparison purposes) consistent with B&L’s historical filings?
• Are post B&L acquisitions reported in B&L results?
• Does the seeming decrease in value of the Medicis business in Valeant’s hands raise concerns for other acquired businesses?
• Can Valeant cut more costs at Allergan than it has done in prior acquisitions and still maintain the growth of the Allergan business?
What is the sustainability of Valeant’s business?

Valeant Quarterly Sales Growth
(as reported by Valeant)

We believe Q3’14 growth is positively affected by a weak Q3’13
(B&L acquisition on August 6, 2013)
Source: Valeant public filing on September 30, 2014.
Valeant Same Store Organic Growth with Impact of Gx
% Growth Y/Y
+

We Believe Valeant Has No Experience Managing
Large, Sophisticated Brands
1
Valeant July 31, 2014 Second Quarter 2014 Financial Results Conference Call Presentation
We believe Valeant does not have experience with large, global scale products and the requirements to ensure successful commercialization
Q2 2014 YTD
Sales as Reported by Valeant 1
$ in Millions, excludes products divested to Galderma

An Assessment of Valeant’s Performance with
Medicis and Bausch & Lomb Businesses

Medicis Acquisition - December 2012 36%
Bausch & Lomb Acquisition  - August 2013 49%
Synergies
Extracted
1
Company Filings, Wall Street research, the Wall Street Journal and FactSet as of 05/02/14. Bausch & Lomb is based on 2012A
Operating expenditures per B&L filings and announced synergies of $800M.  Represents OPEX as a % of Sales.
1
1

We Believe Medicis Performance Has Deteriorated Post Valeant Acquisition 7 Source: Valeant SEC Filing, September 2014 • Valeant’s own assessment of Medicis acquisition

U.S. Dermal Facial Fillers Quarterly Market Share
Sources: Mixture of public information (earnings releases, earnings calls, 10K’s, 10Q’s), AGN internal data, syndicated marketing research reports, analyst reports, GuidePoint Global.
Note: Valeant completed the sale of it’s facial injectable businesses to Galderma in July 2014.
Our analysis suggests there has been a rapid erosion of purported “durable” Medicis U.S.
Dermal Filler business following acquisition & implementation of Valeant business model.
8
Valeant’s acquisition of
Medicis in December 2012
66%
38%
37%
35%
37%
34%
31%
29%
17%
16%
44%
41%
43%
45%
42%
44%
46%
0%
10%
20%
30%
40%
50%
60%
70%
Valeant / Medicis Allergan Merz / Bioform others
64%

9
U.S. Dermal Facial Fillers Market Overview

All Numbers are Approximate
Q2’14
Sales ($M)
YOY
Growth
Market
Share
Q2’13
Market
Share
Q2’14
Total Market $142 +7% 100% 100%
Allergan $91 +69% 40% 64%
Valeant / Medicis $24 -50% 36% 17%
Merz $24 -11% 20% 17%
All Others $3 -25% 4% 2%
Sources: Mixture of public information (earnings releases, earnings calls, 10K’s, 10Q’s), AGN internal data, syndicated marketing research reports, analyst reports , GuidePoint Global.
• Includes hyaluronic acids, collagens and particle polymer fillers.  Does not include silicone, investigational or minor miscellaneous products.
Valeant completed the sale of it’s facial injectable businesses to Galderma in July 2014.

Valeant / Medicis U.S. Topical Acne Market Share*
Source: IMS Class D10A + Tazorac, of which the vast majority is used for acne. IMS D10A includes topical anti-acne preparations which includes branded and generic products; this includes topical antibiotics, retinoids, combinations and others.
Excludes sales through alternative fulfillment channels not captured by IMS.
* Represents dollar market share
10
Valeant’s acquisition of
Medicis in December 2012
31%
27%
26%
25% 25%
23%
19%
15%
0%
5%
10%
15%
20%
25%
30%
35%
2008 2009 2010 2011 2012 2013 Q1'14 Q2'14
Our analysis suggests there has been a rapid erosion of purported “durable” Medicis’ U.S.
Topical Acne business following acquisition & implementation of Valeant business model.

Is Valeant Incorporating Sales of Acquired Products in B&L
Sales Reporting?
11
2
Sales Growth
VRX Reporting
of B&L
Sales Growth
AGN View
of B&L
Q1’13 5%
Q2’13 5%
Q3’13 -7%
Q4’13 9% 9%
Q1’14 10% 6%
Q2’14 13% 10%
Q3’14E 10%+
10%1
Are acquisitions (e.g. Croma, Beskon, Visudyne®, Macugen®) included in VRX view of B&L?
Sales $M
+
VRX Reporting of B&L: Product Sales used in Pro Forma Organic Growth as disclosed in SEC filing on Sept. 30, 2014.
* All data from Valeant public filings. Bausch & Lomb Q1’12, Q2’12, Q1’13, Q2’13 from Bausch & Lomb financial statements included in VRX 6/10/13 and 10/21/13
8Ks. Q3’13 amount derived from subtracting other three quarters from FY13 amount per slide 150 of Valeant 5/28/14 presentation. Q3’12 amount derived from subtracting other three quarters from FY12 amount per Bausch & Lomb audited financial statements. Figures not adjusted for currency or divestitures.
1 Based on Sept. 24, 2014 Valeant press release
2 Calculated using 10% Q3’14 Bausch & Lomb update as provided by Valeant on Sept. 24, 2014 over Q3’13 actual sales dollars based on AGN view of B&L
We believe Q3’14 growth is positively affected by a weak Q3’13 (B&L acquisition on August 6, 2013)

With Even Greater Reduction of Expenses at B&L Relative to
Medicis, What is the Long-Term Growth Capacity for B&L?
Q2 YTD 2014
1
Valeant investor presentations & public filings, IMS and Market Scope LLC Quarterly cataract report
2
IMS & internal Allergan estimates.
3
Novartis / Alcon, J&J, Cooper public data triangulated with internal Allergan estimates.
4
Estimates based upon Market Scope LLC Quarterly Cataract Report.
2
2
3
4
4
Global
In our view:
12
B&L
Product Mix
1
Market Growth Weighted Average
Pharmaceuticals
42% 9%
4%
Contact Lens Care
16% -5%
-1%
Contact Lenses
24% 5%
1%
Refractive
3% 4%
0%
Cataract & Vitreoretinal
15% 6%
1%
Our Estimated Growth of B&L @ Constant Share 5%
•
If B&L were to maintain constant share at current market growth rates, growth potential would be ~5%
•
Introduction of line extensions in surgical & consumer businesses will likely lead to short-
term acceleration of growth
•
In-market and ex-factory sales do not necessarily correlate

Global Rx Ophthalmics
Major Companies - YOY Growth

Sources: IMS Global (53 countries) at Q2’14 constant exchange rates + publicly available U.S. retina sales data
Deceleration of Valeant  / B&L Growth
22%
24%
15%
15%
8%
6%
0%
5%
10%
15%
20%
25%
2009 2010 2011 2012 2013 YTD Q2'14
Novartis Allergan Valeant / B&L Market
Valeant  Acquisition
of B&L in August 2013

Source: Analysis based upon US IMS NPA Combined Retail Acquisition Dollars. Excludes sales through alternative fulfillment channels not captured by IMS.
1
Represents acquisition $ growth
We Believe Price is a Large Driver of Growth for
Select Valeant U.S. Pharmaceutical Businesses
Q2’14 YTD
Volume
Growth
Price
Growth
Total
Growth
1
Total U.S. B&L 3% 8% 11%
Branded U.S. B&L (3%) 12% 9%
Generic U.S. B&L 11% 3% 14%
Q2’14 YTD
Volume
Growth
Price
Growth
Total
Growth
1
Total U.S. (43%) 24% (19%)
Branded U.S. (50%) 26% (24%)
Generic U.S. 93% (5%) 88%
14
Our Analysis of Bausch & Lomb U.S. Rx In-Market Pharmaceutical Growth
Our Analysis of Valeant U.S. Rx In-Market Skin Care Growth
Sustainability of large price increases?

We Believe B&L in Europe is Struggling Post Valeant Acquisition
Rx Ophthalmics
Rx Ophthalmics
YOY Growth
Pre Valeant
Takeover
Post Valeant
Takeover
Europe 28 8.3% 3.3%
Europe 5 8.0% 1.0%
Europe Rx Ophthalmic Market Share
15
Europe 28
We believe Valeant has lost share over the last twelve months in the Rx Ophthalmics Market
Source: IMS, US$ ‘000 @ constant currency, Ex-Manufacturer Prices
Pre Valeant Takeover: MAT growth August 2013 vs. August 2012
Post Valeant Takeover:: MAT growth August 2014 vs. August 2013
Europe 5: Germany, France, UK, Italy & Spain
Europe 28: Europe 5, Turkey, South Africa, Poland, Greece, Egypt, Saudi Arabia, Czech Republic, Hungary, Romania, Croatia,
Sweden, Finland, Norway, Denmark, Belgium, Netherlands, Austria, Switzerland , Portugal, Ireland, Russia, Slovakia & Slovenia

Valeant Europe Sales Weakness
Rx Ophthalmics
Source: IMS, at constant currency, Ex-Manufacturer Prices
We believe Valeant Sales Growth in Europe Rx Ophthalmics Continues to Show Negative Trends
16
Valeant Europe 5
Valeant Europe 28
Europe 5: Germany, France, UK, Italy & Spain
Europe 28: Europe 5, Turkey, South Africa, Poland, Greece, Egypt, Saudi Arabia, Czech Republic, Hungary, Romania, Croatia,
Sweden, Finland, Norway, Denmark, Belgium, Netherlands, Austria, Switzerland , Portugal, Ireland, Russia, Slovakia & Slovenia
1.0%
3.1%
0.3%
2.8%
-2.5%
0.8%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
YOY Growth (July 2014)
MAT
YTD
Last 3 Months

We Believe Long-Term Performance of B&L
Device Businesses Lag Market Growth
Source: Market Scope LLC Quarterly Cataract Report. In-Market Growth. Back-up information contained in Appendix.
U.S. IOL Procedures
Q3’12 to Q2’14
Market Growth
7%
VRX Growth -2%
U.S. Phacoemulsification
Procedures
Q3’12 to Q2’14
Market Growth 7%
VRX Growth
-8%
U.S. Viscoelastic
Procedures
Q3’12 to Q2’14
Market Growth
-8%
VRX Growth
-22%
We Believe Valeant has a weak market share position (ranks #3 in procedural share) in each of these categories
Valeant Acquisition of B&L in August 2013

What is the True Underlying Performance of
B&L U.S. Surgical Business in Q3’14?

“U.S. Ophthalmic Surgical business is currently on a pace to show approximately
15% growth from the third quarter of 2013 to the upcoming third quarter of
2014. This includes:
• Greater than 70% growth for the cataract refractive business
• Greater than 50% growth for Stellaris and Stellaris PC
• Data showing that the U.S. surgical business is the fastest growing IOL
(intraocular lens) company when comparing first–quarter 2014 results versus first–quarter 2013 (Data from Market Scope, an ophthalmic market research firm)
• In the second quarter, our growth has more than doubled that of the market in procedures”
- Valeant Voice, September 22, 2014 8K SEC Filing

U.S. IOL Procedure Trends
Source: Market Scope LLC Quarterly Cataract Report
Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Market (000s)
889 951 869 909 916 964 879 954
Alcon
512 548 503 549 547 567 495 555
AMO 205 229 195 207 210 233 209 225
Valeant
113 113 104 100 116 125 128 111
others 60 60 66 54 43 39 47 64
Market Growth
3% 11% 1% 2% 3% 1% 1% 5%
Valeant Growth -9% 3% -1% -19% 3% 10% 24% 11%
Valeant Share
12.7% 11.9% 11.9% 11.0% 12.7% 13.0% 14.6% 11.6%

We Believe Valeant’s Forecasting Approach Raises Questions on Future Growth
Example: Glaucoma
No new products are
tracking to more than
$250MM globally
“We believe mgt's forecasts of $500M in the US and
~$1B globally are very aggressive and we don’t
understand how they get to these forecasts.”
(UBS, 9/26/14)
“I model ~$150M peak sales for this drug in my base
case. For me to raise my estimates on latanoprostene
bunod, I'd like to see clear differentiation vs
prostaglandins.” (ISI, 9/25/14)
Global Sales (IMS)
Most Recent Glaucoma Launches
“This product [latanoprostene bunod] has peak sales potential of ~$500 million+ in the U.S. alone and ~$1 billion+ globally.” (Valeant, 9/25/14)
20
Permission to use quotes was neither sought nor received.
(Alcon)
(Alcon) (Santen)
0
50
100
150
200
MAT Q2/09 MAT Q2/10 MAT Q2/11 MAT Q2/12 MAT Q2/13 MAT Q2/14
AZARGA (2008) TAFLOTAN/ SAFLUTAN (2008) SIMBRINZA (2013)

We Believe Valeant’s Forecasting Approach Raises Questions on Future Growth
Example: Jublia
®
& Luzu
®
Valeant
Evaluate
Pharma
2
Jublia
®
$300 - $800M $300M
Luzu
®
$50 - $75M $88M
Peak Sales Estimates
All MD’s
All Channels
YTD TRx
Pharmacy $
(Sept. 26, 2104)
Annual Run
Rate
Jublia
®
$11.5M $34.5M
Luzu
®
$7.9M $15.8M
1
IMS, excludes sales through alternative fulfillment channels not captured by IMS.
2
EvaluatePharma Worldwide sales estimates for 2020
3
IMS. 2003.
Prescription Trends
1

Prior market leader (Penlac Nail Lacquer)
pre-genericization peaked at ~$143M 3

Appendix

Valeant has Taken Substantial Price Increases Over the Past Year
Product
Price Increases
Oct’13 to Oct’14
Timolol Maleate Ophthalmic Gel Forming Solution 0.25% 146%
Targretin 142%
Syprine Oral Capsule 250 MG 88%
Wellbutrin XL Oral Tablet Extended Release 24 Hour 150 MG 72%
Arestin Dental Miscellaneous 1 MG 55%
Zovirax 33%
Elidel External Cream 1% 26%
Istalol Ophthalmic Solution 0.5% 25%
Lotemax 24%
Zirgan Ophthalmic Gel 0.15% 17%
Alrex Ophthalmic Suspension 0.2% 17%
Bepreve Ophthalmic Solution 1.5% 16%
Zylet Ophthalmic Suspension 0.5-0.3% 14%
Besivance Ophthalmic Suspension 0.6% 14%
Xenazine Oral Tablet 12.5 MG 14%
Prolensa Ophthalmic Solution 0.07% 13%
Solodyn Oral Tablet Extended Release 24 Hour 105 MG 9%
Lacrisert Ophthalmic Insert 5 MG 9%
Acanya External Gel 1.2-2.5% 9%
Timoptic 6%
Source:  Wolters Kluwer Price Rx® Pro
All products are registered trademarks of Valeant

U.S. Phacoemulsification Procedure Trends
Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Market (000s)
889 951 848 915 912 954 879 954
Alcon 625 670 620 693 683 727 625 707
AMO 136 149 107 118 121 127 121 130
Valeant
128 131 121 104 108 100 133 118
Others 0 1 1 0 0 0 0 0
Valeant Growth
1% 12% 13% -9% -16% -24% 10% 13%
Valeant Share
14.4% 13.8% 14.2% 11.4% 11.9% 10.5% 15.1% 12.3%
Source: Market Scope LLC Quarterly Cataract Report

U.S. Phaco Machine Installed Base Trends
Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Market (000s)
11.5 11.7 11.7 10.3 10.2 10.2 10.6 9.7
Alcon 8.3 8.6 8.7 7.6 7.4 7.2 7.3 6.6
AMO 2.0 1.8 1.8 1.6 1.8 2.0 2.1 1.9
Valeant
1.2 1.3 1.1 1.0 1.0 1.0 1.2 1.3
Others 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Valeant Growth
-13% -7% -25% -19% -21% -17% 7% 21%
Valeant Share
10.8% 10.7% 9.8% 10.0% 9.7% 10.2% 11.5% 12.9%
Source: Market Scope LLC Quarterly Cataract Report

U.S. Viscoelastic Procedure Trends
Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Market (000s)
1,156 1,236 1,118 1,182 1,136 1,229 1,065 1,069
Alcon 800 787 712 792 783 845 718 740
AMO 180 220 192 217 210 233 207 174
Valeant
156 194 173 160 123 128 119 121
Others 20 36 41 13 21 22 21 34
Valeant Growth
2% 27% 7% -4% -22% -34% -31% -24%
Valeant Share
13.5% 15.7% 15.5% 13.5% 10.8% 10.5% 11.2% 11.3%
Source: Market Scope LLC Quarterly Cataract Report

U.S. Refractive Laser Procedure Trends
Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Market (000s)
141 141 158 157 137 139 159 155
AMO 80 81 91 85 76 77 87 83
Alcon 55 53 61 64 58 58 68 60
Valeant
5 6 6 6 2 2 1 5
others 1 1 1 1 1 1 3 7
Valeant Growth
2% 79% 39% 47% -57% -62% -86% -19%
Valeant Share
3.2% 4.3% 3.8% 4.0% 1.4% 1.7% 0.5% 3.2%
Source: Market Scope LLC Quarterly Cataract Report

U.S. Refractive Keratome Procedure Trends
Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Market (000s)
117 120 145 130 119 122 130 126
AMO 63 65 78 68 62 60 70 68
Alcon 15 13 14 13 19 24 11 13
Valeant
6 10 15 15 9 11 11 12
others 32 32 39 34 28 28 38 34
Valeant Growth
-29% 5% 68% 130% 39% 6% -21% -20%
Valeant Share
5.4% 8.2% 10.1% 11.2% 7.4% 8.7% 8.8% 9.2%
Source: Market Scope LLC Quarterly Cataract Report

U.S. Vitrectomy Machine Procedure Trends
Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13 Q1-14 Q2-14
Market (000s) 80 83 82 78 81 80 73 84
Alcon 63 64 61 60 61 61 57 62
Valeant 13 17 14 12 14 13 12 14
others 4 2 7 7 7 6 4 7
Valeant Growth 63% 59% 22% -3% 7% -24% -9% 20%
Valeant Share
16.1% 20.1% 16.6% 14.7% 16.8% 15.8% 16.9% 16.6%
Source: Market Scope LLC Quarterly Cataract Report

Important Information
Allergan, its directors and certain of its officers and employees are participants in solicitations of Allergan stockholders. Information regarding the names of Allergan's directors and executive officers and their respective interests in Allergan by security holdings or otherwise is set forth in Allergan's proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in Allergan's Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on
Form 10-Q for the quarter ended June 30, 2014, filed with the SEC on August 5, 2014. To the extent holdings of
Allergan's securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or
Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at
www.sec.gov.
STOCKHOLDERS ARE ENCOURAGED TO READ ANY ALLERGAN PROXY STATEMENT (INCLUDING ANY
SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ALLERGAN MAY FILE WITH THE
SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Stockholders will be able to obtain, free of charge, copies of any proxy statement and any other documents filed by
Allergan with the SEC at the SEC's website at
www.sec.gov.
In addition, copies will also be available at no charge at
the Investors section of Allergan's website at
www.allergan.com.

October 2014 Allergan An Assessment of Valeant Pharmaceuticals International, Inc. Performance